UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
10x Genomics, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

Your **Vote** Counts!

10X GENOMICS, INC.

2022 Annual Meeting
Vote by June 14, 2022 11:59 PM ET. For shares held in a Plan, vote by June 10, 2022 11:59 PM ET.

10X GENOMICS, INC.
6230 STONERIDGE MALL ROAD
PLEASANTON, CA 94588

D85291-P72352

You invested in 10X GENOMICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 15, 2022
1:30 PM, Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/TXG2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. The election of the Class III director nominees named in our Proxy Statement to hold office for a three year term expiring at our 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. **Nominees:** 1a. Sri Kosaraju	For
1b. Mathai Mammen, M.D., Ph.D.	For
1c. Shehnaaz Suliman, M.D., M.Phil., M.B.A.	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2022.	For
3. Approve, on an advisory, non-binding basis, the compensation of our named executive officers.	For
NOTE: To transact such other business as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.	

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D85292-P72352